Exhibit 4

        NUMBER                                                     SHARES
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     |FB         |                                             |           |
     |           |                   [EAGLE]                   |           |
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 INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
OF THE STATE OF NORTH CAROLINA                               CERTAIN DEFINITIONS

                                                              CUSIP 318910 10 6
                                  First Bancorp
           INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

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|This Certifies that                                                           |
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|is the owner of                                                               |
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           SHARES OF THE COMMON STOCK, NO PAR VALUE, OF FIRST BANCORP

hereinafter called the Company, transferable only on the books of the Company by the holder hereof in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed.

This certificate and the shares represented hereby are issued and shall be held, subject to all of the provisions of the Articles of Incorporation and Bylaws of the Company, as amended or to be amended hereafter (copies of which Articles, Bylaws and all Amendments thereto are on file at the office of the Company), to all of which the holder by acceptanc are hereof assents. WITNESS the facsimile seal of the Company and the signatures of its duly authorized officers.


Dated:
                                   FIRST BANCORP
                                      CHARTERED

                                      S E A L
/s/ Anna G. Hollers                                          /s/ James H. Garner
------------------                     1984                  ------------------
Anna G. Hollers                 TROY, NORTH CAROLINA          James H. Garner
SECRETARY                                                     PRESIDENT

        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR
             DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY
          AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common                UNIF GIFT MIN ACT -- ...........Custodian..........
TEN ENT   - as tenants by the entireties                                 (Cust)            (Minor)
JT TEN    - as joint tenants with right of                           under Uniform Gifts to Minors
            survivorship and not as tenants                         Act...........................
            in common                                                            (State)


      Additional abbreviations may also be used though not in the above list.

For value received,..............hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the written named Corporation with full power of substitution in the premises.
Dated
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

                    NOTICE:
                          ------------------------------------------------------
                          THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ANY CHANGE WHATEVER.

  SIGNATURE(S) GUARANTEED:
                          ------------------------------------------------------

                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                          MEMBERSHIP IN AN APPROVED SIGNATURE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.